CONTENTS

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FUNDS AT A GLANCE
Brief description of each Fund ..............................................  1
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EXPENSE INFORMATION
Each Fund's annual
   operating expenses .......................................................  3
Financial Highlights-a summary
   of financial data ........................................................  4
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THE FUNDS IN DETAIL
The Funds' Investment
   Objectives and Policies ..................................................  6
General Portfolio Policies ..................................................  8
Additional Risk Factors .....................................................  9
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SHAREHOLDER'S MANUAL
Types of Account Ownership .................................................. 12
How to Open Your Janus Account .............................................. 13
Minimum Investment Policies ................................................. 13
How to Purchase Shares ...................................................... 13
How to Exchange Shares ...................................................... 14
How to Redeem Shares ........................................................ 14
   Shareholder Services
   and Account Policies
JETS(R ...................................................................... 16
Transactions Through
   Processing Organizations ................................................. 16
Taxpayer Identification Number .............................................. 16
Share Certificates .......................................................... 16
Involuntary Redemption ...................................................... 16
Telephone Transactions ...................................................... 16
Making Changes to Your Account .............................................. 16
Statements and Reports ...................................................... 16
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MANAGEMENT OF THE FUNDS
Investment Adviser and
   Investment Personnel ..................................................... 17
Management Expenses ......................................................... 17
Portfolio Transactions ...................................................... 18
Other Service Providers ..................................................... 18
Other Information ........................................................... 18
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DISTRIBUTIONS AND TAXES
Distributions ............................................................... 19
Taxes ....................................................................... 20
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PERFORMANCE TERMS
An Explanation of Performance Terms ......................................... 20
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APPENDIX A
Glossary of Investment Terms ................................................ 21
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APPENDIX B
Explanation of Rating Categories ............................................ 24



                              JANUS INVESTMENT FUND

                               JANUS INCOME FUNDS

                               100 Fillmore Street
                              Denver, CO 80206-4923
                                 (800) 525-3713

        February 18, 1996 as supplemented June 27 and September 30, 1996 and January 13, 1997


A FAMILY OF NO-LOAD MUTUAL FUNDS

All Janus Funds are no-load investments. This means you may purchase and sell shares in any of our mutual funds without incurring any sales charges. If you enroll in our low minimum initial investment program, you can open your account for as little as $500 and a $100 subsequent purchase per month. Otherwise, the minimum initial investment is $2,500. For complete information on how to purchase, exchange and sell shares, please see the Shareholder's Manual beginning on page 12.

This Prospectus describes four income mutual funds that emphasize income-producing securities (the "Funds"). Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Fund. Janus Capital has been in the investment advisory business for over 25 years and currently manages more than $30 billion in assets.

EFFECTIVE OCTOBER 10, 1996, IN ANTICIPATION OF THE PROPOSED LIQUIDATION OF JANUS INTERMEDIATE GOVERNMENT SECURITIES FUND, THAT FUND WILL DISCONTINUE PUBLIC SALES OF ITS SHARES TO NEW INVESTORS. SHAREHOLDERS WHO MAINTAIN OPEN FUND ACCOUNTS ARE STILL ABLE TO MAKE INVESTMENTS IN THE FUND AND REINVEST ANY DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

Each Fund is a series of Janus Investment Fund (the "Trust"). The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Funds that you should consider before investing. Please read it carefully and keep it for future reference.

Additional information about the Funds is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated February 18, 1996, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the Funds at the address or phone number listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.


                                          JANUS INCOME FUNDS COMBINED PROSPECTUS

FUNDS AT A GLANCE

This section is designed to provide you with a brief overview of the Funds and their investment emphasis. A more detailed discussion of the Funds' investment objectives and policies begins on page 6 and complete information on how to purchase, redeem and exchange shares begins on pages 13-14.

--------------------------------------------------------------------------------

FIXED-INCOME FUNDS

JANUS FLEXIBLE INCOME FUND

Fund Focus: A diversified fund that seeks to maximize total return from a combination of income and capital appreciation by investing in income-producing securities. THIS FUND MAY HAVE SUBSTANTIAL HOLDINGS OF LOWER RATED DEBT SECURITIES OR "JUNK" BONDS.
Fund Inception: July 1987
Fund Managers: Ronald V. Speaker*
               Sandy R. Rufenacht



*Mr. Speaker will not manage the Fund for the 90-day period starting on or about January 27, 1997. See Management of the Funds on page 17.


JANUS INTERMEDIATE
GOVERNMENT SECURITIES FUND

Fund Focus: A diversified fund that seeks a high level of income while minimizing credit risk by investing primarily in obligations of the U.S. government and its agencies. Its average-weighted maturity is normally greater than three years and less than ten years.
Fund Inception: July 1991
Fund Manager: Sandy R. Rufenacht


JANUS SHORT-TERM BOND FUND

Fund Focus: A diversified fund that seeks a high level of current income while minimizing interest rate risk by investing in shorter term fixed-income securities. Its average-weighted maturity is normally less than three years. Fund Inception: September 1992
Fund Manager: Sandy R. Rufenacht


JANUS FEDERAL TAX-EXEMPT FUND

Fund Focus: A diversified fund that seeks a high level of current income exempt from federal income tax by normally investing at least 80% of its assets in municipal obligations.
Fund Inception: May 1993
Fund Manager: Darrell W. Watters


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

--------------------------------------------------------------------------------
JANUS SPECTRUM

The spectrum below shows Janus Capital's assessment of the potential overall risk of the Janus Funds relative to one another and should not be used to compare the Funds to other mutual funds or other types of investments. The spectrum was determined based on a number of factors such as selected historic volatility measurements, the types of securities in which the Funds intend to invest, the degree of diversification intended and/or permitted, and the sizes of the Funds and, in addition, was significantly affected by the portfolio managers' investment styles. These factors were considered as of the date of this prospectus and will be reassessed with each new prospectus. Specific risks of certain types of instruments in which some of the Funds may invest, including foreign securities, junk bonds and derivative instruments such as futures contracts and options, are described under "Additional Risk Factors" on pages 9-11. THE SPECTRUM IS NOT INDICATIVE OF THE FUTURE VOLATILITY OR PERFORMANCE OF A FUND AND RELATIVE POSITIONS OF FUNDS WITHIN THE SPECTRUM MAY CHANGE IN THE FUTURE.

The spectrum illustrates the potential overall risk of the Janus funds relative to one another. The funds' risk ranges from conservative to aggressive. The Growth Funds are illustrated as follows: Janus Fund* is shown as moderate; Janus Twenty Fund* is shown as aggressive; Janus Enterprise Fund* is shown as aggressive; Janus Mercury Fund* is shown as aggressive; Janus Worldwide Fund* is shown as moderate-aggressive; Janus Overseas Fund* is shown as moderate-aggressive (but more aggressive than Janus Worldwide Fund); Janus Olympus Fund* is shown as aggressive; and Janus Venture Fund+ is shown as moderate-aggressive. The Combination Funds are illustrated as follows: Janus Growth and Income Fund* is shown as moderate-aggressive and Janus Balanced Fund* is shown as moderate. The Fixed-Income Funds are illustrated as follows: Janus High-Yield Fund* is shown as moderate-aggressive; Janus Flexible-Income Fund is shown as conservative-moderate; Janus Federal Tax-Exempt Fund is shown as conservative-moderate (but more conservative than Janus Flexible Income Fund); Janus Intermediate Government Securities Fund is shown as conservative-moderate (but more conservative than Janus Federal Tax-Exempt Fund); and Janus Short-Term Bond Fund is shown as conservative.

*These funds are offered by separate prospectuses.
+This fund is closed to new investors and is offered by a separate prospectus.


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

EXPENSE INFORMATION

The tables and example below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. Shareholder Transaction Expenses are fees charged directly to your individual account when you buy, sell or exchange shares. The table below shows that you pay no such fees. Annual Fund Operating Expenses are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.

SHAREHOLDER TRANSACTION EXPENSES (applicable to each Fund)

     Maximum sales load imposed on purchases                             None
     Maximum sales load imposed on reinvested dividends                  None
     Deferred sales charges on redemptions                               None
     Redemption fee*                                                     None
     Exchange fee**                                                      None

* There is an $8 service fee for redemptions by wire.
**You may be charged a $5 transaction fee for excessive exchanges. See "How to Exchange Shares" on page 14.

--------------------------------------------------------------------------------

WHY DO EXPENSES VARY ACROSS THE FUNDS? EXPENSES VARY FOR A NUMBER OF REASONS INCLUDING DIFFERENCES IN MANAGEMENT FEES, AVERAGE SHAREHOLDER ACCOUNT SIZE, THE FREQUENCY OF DIVIDEND PAYMENTS, AND THE EXTENT OF FOREIGN INVESTMENTS WHICH ENTAIL GREATER TRANSACTION COSTS.

ANNUAL FUND OPERATING EXPENSES(1)
(expressed as a percentage of average net assets)

------------------------------------------------------------------------------------------------------------------------------------
                                                 Management Fee          Other Expenses     Total Fund Operating Expenses
Janus Flexible Income Fund                            0.62%                   0.34%                     0.96%
Janus Intermediate Government Securities Fund          --                     0.65%                     0.65%
Janus Short-Term Bond Fund                            0.08%                   0.58%                     0.66%
Janus Federal Tax-Exempt Fund                          --                     0.70%                     0.70%
------------------------------------------------------------------------------------------------------------------------------------

(1) The information in the table above is based on expenses before expense offset arrangements for the fiscal period ended October 31, 1995. When applicable, all expenses are stated net of waivers by Janus Capital. Waivers are first applied against the management fee and then against other expenses.
(2) Net of waivers. Without such waivers, the Management Fee, Other Expenses and Total Fund Operating Expenses would have been 0.50%, 0.72% and 1.22%, respectively, for Janus Intermediate Government Securities Fund; 0.65%, 0.58% and 1.23%, respectively, for Janus Short-Term Bond Fund; and 0.60%,
     0.71% and 1.31%, respectively, for Janus Federal Tax-Exempt Fund. Janus Capital may modify or terminate the waivers at any time upon 90 days' notice to the Trustees.

EXAMPLE
Assume you invest $1,000, the Funds return 5% annually and each Fund's expense ratios remain as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Funds.

                                                      1 Year              3 Years             5 Years             10 Years
------------------------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund                               $10                  $31                 $53                 $118
Janus Intermediate Government Securities Fund            $ 7                  $21                 $36                 $ 81
Janus Short-Term Bond Fund                               $ 7                  $21                 $37                 $ 82
Janus Federal Tax-Exempt Fund                            $ 7                  $22                 $39                 $ 87
------------------------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

FINANCIAL HIGHLIGHTS

Unless otherwise noted, the information below is for fiscal periods ending on October 31 of each year. The accounting firm of Price Waterhouse LLP has audited the Funds' financial statements since October 1, 1990. Their report is included in the Funds' Annual Reports, which is incorporated by reference into the SAI. The Funds' financial statements for fiscal periods prior to October 1, 1990 were audited by other independent accountants whose reports are not included in the Annual Report. Expense and income ratios and portfolio turnover rates have been annualized for periods of less than one year. Total returns for periods of less than one year are not annualized. A DETAILED EXPLANATION OF THE FINANCIAL HIGHLIGHTS CAN BE FOUND ON PAGE 5.

                                               Janus Flexible Income Fund
                                                 1995     1994     1993  1992(1) 1991(2)  1990(2)  1989(2)  1988(2) 1987(3)
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period        $8.96   $10.03    $9.26    $9.09   $8.01    $9.35    $9.99    $9.92  $10.00
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                        0.72     0.74     0.77     0.68    0.68     0.95     0.97     0.92    0.40
 3. Net gains or (losses) on securities
    (both realized and unrealized)               0.59   (0.86)     0.79     0.15    1.29   (1.38)   (0.56)     0.09  (0.07)
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations             1.31   (0.12)     1.56     0.83    1.97   (0.43)     0.41     1.01    0.33
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)     (0.72)   (0.72)   (0.77)   (0.66)  (0.72)   (0.91)   (0.97)   (0.92)   (.40)
 6. Distributions (from capital gains)             --   (0.23)   (0.02)       --  (0.17)       --   (0.08)   (0.02)   (.01)
------------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                        (0.72)   (0.95)   (0.79)   (0.66)  (0.89)   (0.91)   (1.05)   (0.94)  (0.41)
------------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period              $9.55    $8.96   $10.03    $9.26   $9.09    $8.01    $9.35    $9.99   $9.92
 9. Total return                               15.35%  (1.26%)   17.48%    9.43%  25.98%  (4.62%)    4.12%   10.70%   3.40%
10. Net assets, end of period (in millions)      $580     $377     $473     $205     $72      $14      $18      $10      $4
11. Ratio of expenses to average net assets     0.96%(5)  0.93% 1.00%(4) 1.00%(4)1.00%(4) 1.00%(4) 1.00%(4) 1.00%(4)1.00%(4)
12. Ratio of net investment income
    to average net assets                       7.91%    7.75%    7.96%    8.98%   9.38%   11.24%   10.00%    9.32%   8.52%
13. Portfolio turnover rate                      250%     137%     201%     210%     88%      96%      75%      76%    130%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Fiscal period from January 1, 1992 to October 31, 1992.
(2)  Fiscal year ended on December 31st of each year.
(3)  Fiscal period from July 2, 1987 (inception) to December 31, 1987.
(4) The ratio of expenses to average net assets was 1.01% in 1993, 1.21% in 1992 and 1.74% in 1991 before waiver of certain Fund expenses. The ratio was 2% in prior years.
(5) The Fund's expenses may be reduced through the use of brokerage commissions and uninvested cash balances earning interest with the Fund's custodian. The expense ratio for the fiscal period ended October 31, 1995, does not reflect expense reductions, which had a de minimis effect on the expense ratio (less than 0.01%).


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

                                                     Janus                                            Janus
                                            Intermediate Government                                Short-Term
                                                Securities Fund                                     Bond Fund
                                1995        1994      1993      1992(1)   1991(2)      1995         1994        1993      1992(3)
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value,
    beginning of period        $4.81       $5.16     $5.36        $5.35     $5.00     $2.87        $3.02       $2.98        $3.00
------------------------------------------------------------------------------------------------------------------------------------
    Income from
    investment operations:
 2. Net investment income       0.30        0.25      0.22         0.22      0.13      0.18         0.18        0.14        0.01
 3. Net gains or (losses)
    on securities
    (both realized
    and unrealized)             0.17       (0.35)    (0.09)        0.01      0.35     (0.03)       (0.15)       0.04       (0.02)
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment
    operations                  0.47       (0.10)     0.13         0.23      0.48      0.15         0.03        0.18       (0.01)
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net
    investment income)         (0.30)      (0.25)    (0.22)       (0.22)    (0.13)    (0.18)       (0.17)      (0.14)      (0.01)
 6. Distributions
    (from capital gains)          --          --     (0.11)          --        --        --        (0.01)         --          --
------------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions        (0.30)      (0.25)    (0.33)       (0.22)    (0.13)    (0.18)       (0.18)      (0.14)      (0.01)
------------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value,
    end of period              $4.98       $4.81     $5.16        $5.36     $5.35     $2.84        $2.87       $3.02       $2.98
 9. Total return               10.19%      (1.89%)    2.68%        4.48%     9.74%     5.55%        1.26%       6.17%      (0.19%)
10. Net assets,
    end of period
    (in millions)                $38         $37       $65          $70       $15       $46          $54         $76          $3
11. Ratio of expenses
    to average
    net assets                  0.65%(5,9)  0.65%(5)  0.91%(5,8)   1.00%(5)  1.00%(5)  0.66%(6,9)   0.65%(6)   0.83%(6,8)   1.00%(6)
12. Ratio of net
    investment income
    to average net assets       6.24%       4.97%     4.27%        4.95%     5.93%     6.67%        6.08%      4.86%        3.22%
13. Portfolio turnover rate      252%        304%      371%         270%        0%      337%         346%       372%           7%
------------------------------------------------------------------------------------------------------------------------------------

                                                          Janus
                                                       Federal Tax-
                                                        Exempt Fund
                                               1995        1994    1993(4)
 1. Net asset value,
    beginning of period                      $6.45        $7.30      $7.00
--------------------------------------------------------------------------------
    Income from
    investment operations:
 2. Net investment income                     0.36         0.36       0.14
 3. Net gains or (losses)
    on securities
    (both realized
    and unrealized)                           0.43        (0.83)      0.30
--------------------------------------------------------------------------------
 4. Total from investment
    operations                                0.79        (0.47)      0.44
--------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net
    investment income)                       (0.36)       (0.36)     (0.14)
 6. Distributions
    (from capital gains)                        --        (0.02)        --
--------------------------------------------------------------------------------
 7. Total distributions                      (0.36)       (0.38)     (0.14)
--------------------------------------------------------------------------------
 8. Net asset value,
    end of period                            $6.88        $6.45      $7.30
 9. Total return                             12.60%       (6.62%)     6.33%
10. Net assets,
    end of period
    (in millions)                              $33          $26        $27
11. Ratio of expenses
    to average
    net assets                                0.70%(7,9)   0.65%(7)   0.75%(7,8)
12. Ratio of net
    investment income
    to average net assets                     5.43%        5.20%      4.58%
13. Portfolio turnover rate                    164%         160%       124%
--------------------------------------------------------------------------------
(1)  Fiscal period from January 1, 1992 to October 31, 1992. (7)
(2)  Fiscal period from July 26, 1991 (inception) to December 31, 1991.
(3)  Fiscal period from September 1, 1992 (inception) to October 31, 1992.
(4)  Fiscal period from May 3, 1993 (inception) to October 31, 1993.
(5) The ratio of expenses to average net assets was 1.22% in 1995, 1.15% in 1994, 1.09% in 1993, 1.32% in 1992 and 1.39% in 1991 before waiver of certain Fund expenses.
(6) The ratio of expenses to average net assets was 1.23% in 1995, 1.15% in 1994, 1.40% in 1993 and 2.50% in 1992 before waiver of certain Fund expenses.
(7) The ratio of expenses to average net assets was 1.31% in 1995, 1.41% in 1994 and 1.60% in 1993 before waiver of certain Fund expenses.
(8) The ratio of expenses to average net assets reflects the Fund's previous expense limit of 1.00%. This limit was reduced to .65% as of August 1, 1993.
(9) Expense ratios for the fiscal year ended October 31, 1995, do not reflect expense reductions from interest earned on invested cash balances held with the Funds' custodian, which reduced the expense ratio of each Fund to 0.65%.


UNDERSTANDING THE FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights tables. The tables contain important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Funds' Annual Reports contain additional information about each Fund's performance, including a comparison to an appropriate securities index. For a copy of your Fund's Annual Report, call 1-800-525-8983.

Net asset value ("NAV") is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 8 in the Financial Highlights tables represents the change in value of a Fund's shares over the fiscal period, but not its total return.

Net investment income is the per share amount of dividends and interest income earned on securities held by a Fund, less Fund expenses. Dividends (from net investment income) is the per share amount that a Fund paid from net investment income.

Net gains or (losses) on securities is the per share increase or decrease in value of the securities a Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. Distributions (from capital gains) is the per share amount that a Fund paid from net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLES.

Ratio of expenses to average net assets is the total of a Fund's operating expenses divided by its average net assets for the stated period.

Ratio of net investment income to average net assets is a Fund's net investment income divided by its average net assets for the stated period.

Portfolio turnover rate is a measure of the amount of a Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities.


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

THE FUNDS IN DETAIL

To help you decide which Fund is appropriate for you, this section takes a closer look at the Funds' investment objectives, policies and the securities in which they invest. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques, as well as the risk spectrum on page 2. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Fund.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Fund's investment objective, are not fundamental and may be changed by the Funds' Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you.

THE JANUS FIXED-INCOME FUNDS ARE DESIGNED FOR THOSE INVESTORS WHO PRIMARILY SEEK CURRENT INCOME.

FIXED-INCOME FUNDS

Investment Objective:
  Janus Flexible Income Fund .....................................  Total Return
Others .................................................................  Income
Primary Holdings: .................................  Income-Producing Securities
Shareholder's Investment Horizon:
  Janus Short-Term Bond Fund ......................  Short- to Intermediate-Term
Others .............................................  Intermediate- to Long-Term

--------------------------------------------------------------------------------

A SHAREHOLDER'S INVESTMENT HORIZON IS THE AMOUNT OF TIME YOU SHOULD PLAN TO HOLD YOUR INVESTMENT IN A FIXED-INCOME FUND TO MAXIMIZE THE POTENTIAL FOR REALIZING THE FUND'S OBJECTIVE.

--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

The  investment  objective  of this  Fund is to  obtain  maximum  total  return, consistent with preservation of capital. This Fund pursues its objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. As a fundamental policy, this Fund will invest at least 80% of its assets in income-producing securities.

Janus Flexible Income Fund may invest in a wide variety of income-producing securities including corporate bonds and notes, government securities, preferred stock, income-producing common stocks, debt securities that are convertible or exchangeable into equity securities, and debt securities that carry with them the right to acquire equity securities as evidenced by warrants attached to or acquired with the securities. The Fund may invest to a lesser degree in common stocks, other equity securities or debt securities that are not currently paying dividends or interest. The Fund may purchase securities of any maturity and quality and the average maturity and quality of its portfolio may vary substantially.

Janus Flexible Income Fund may invest without limit in foreign securities, including those of corporate and government issuers. The Fund may invest without limit in high-yield/high-risk securities and may have substantial holdings of such securities. The risks of foreign securities and high-yield securities are described under "Additional Risk Factors" on pages 9-11.

JANUS INTERMEDIATE GOVERNMENT SECURITIES FUND

The investment objective of this Fund is to seek as high a level of current income as is consistent with preservation of capital. This Fund pursues its objective by investing primarily in obligations of the U.S. government and its agencies and instrumentalities. Because of this emphasis, capital appreciation is not a significant investment consideration. This Fund may invest up to 20% of its net assets in commercial paper of U.S. issuers rated in the highest category by a nationally recognized statistical rating agency. Under normal circumstances, it is expected that this Fund's dollar-weighted average portfolio maturity will be greater than three years and less than ten years. In anticipation of the proposed liquidation of the Fund, the Fund may begin to shorten its average-weighted dollar maturity in order to better enable an orderly liquidation of the Fund's assets.

JANUS SHORT-TERM BOND FUND

The investment objective of this Fund is to seek as high a level of current income as is consistent with preservation of capital. This Fund pursues its objective by investing primarily in short- and intermediate-term fixed-income securities. Under normal circumstances, it is expected that this Fund's dollar-weighted average portfolio maturity will not exceed three years .

Janus Short-Term Bond Fund will normally invest at least 65% of its assets in debt securities. Subject to this policy and subject to its maturity limits, the Fund may invest in the types of securities previously described under Janus Flexible Income Fund except that its investments in high-yield/high-risk securities will not exceed 35% of net assets.

--------------------------------------------------------------------------------

JANUS FEDERAL TAX-EXEMPT FUND IS DESIGNED FOR INVESTORS WHO SEEK A HIGHER AFTER-TAX YIELD THAN COMPARABLE INVESTING IN TAXABLE SECURITIES.

JANUS FEDERAL TAX-EXEMPT FUND

The investment objective of this Fund is to seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital. This Fund pursues its objective by investing primarily in municipal obligations of any maturity whose interest is exempt from


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                                       6
federal income tax. Because of this emphasis, capital appreciation is not a significant investment consideration. However, to the extent that capital gains are realized, they are subject to federal income tax. As a fundamental policy, this Fund will normally invest at least 80% of its net assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax.

Municipal securities in which the Fund may invest include general obligation bonds, revenue bonds, industrial development bonds, municipal lease obligations, certificates of participation (not to exceed 10% of assets), inverse floaters (not to exceed 5% of assets), instruments with demand features, tender option bonds and standby commitments.

At times, this Fund may invest more than 25% of its assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one security could similarly affect the other securities; for example, securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may invest more than 25% of its assets in industrial development bonds.

TYPES OF INVESTMENTS

Subject to the specific investment policies of each Fund discussed above, the Fixed-Income Funds may also invest in mortgage- and asset-backed securities (unlimited for Janus Flexible Income Fund and up to 25% of assets for the others Funds); zero coupon bonds (up to 10% of assets for each Fund);
high-yield/high-risk securities (less than 35% of net assets for Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund; unlimited for Janus Flexible Income Fund); securities purchased on a when-issued, delayed delivery or forward commitment basis; and indexed/ structured securities. In addition, each Fund may use futures, options and other derivatives for hedging purposes or for other purposes, such as enhancing return. See "Additional Risk Factors" on pages 9-11. When its portfolio manager is unable to locate investment opportunities with favorable risk/reward characteristics, the cash position of any Fund may increase and the Fund may have substantial holdings of cash or cash equivalent short-term obligations. See "General Portfolio Policies" on page 8.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE JANUS FIXED-INCOME FUNDS.

HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?
A fundamental risk associated with any fund that invests in fixed-income securities (e.g., a bond fund) is the risk that the value of the securities it holds will rise or fall as interest rates change. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. A bond fund's average-weighted maturity and its duration are measures of how the fund may react to interest rate changes.

--------------------------------------------------------------------------------

WHAT IS MEANT BY A FUND'S "AVERAGE-WEIGHTED MATURITY"?
The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as a Fund. A bond's term to maturity is the number of years remaining to maturity. A bond fund does not have a stated maturity, but it does have an average-weighted maturity. This number is calculated by averaging the terms to maturity of bonds held by a Fund with each maturity "weighted" according to the percentage of net assets that it represents.

WHAT IS MEANT BY A FUND'S "DURATION"?
A bond's duration indicates the time it
will take an investor to recoup his or her investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

--------------------------------------------------------------------------------

HOW DO THE FIXED-INCOME FUNDS MANAGE INTEREST RATE RISK?
Each Fixed-Income Fund may vary the average-weighted maturity of its portfolio to reflect its portfolio manager's analysis of interest rate trends and other factors. A Fund's average-weighted maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Funds may also use futures, options and other derivatives to manage interest rate risk. See "Additional Risk Factors" on pages 9-11.

--------------------------------------------------------------------------------

WHAT IS MEANT BY "CREDIT QUALITY"?
Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
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                                       7

HOW IS CREDIT QUALITY MEASURED?
Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to Appendix B for a description of rating categories.

--------------------------------------------------------------------------------

WHAT ARE THE TAX ADVANTAGES
OF INVESTING IN JANUS FEDERAL
TAX-EXEMPT FUND?
Most regular income dividends you receive from Janus Federal Tax-Exempt Fund generally will not be subject to federal income tax. Additionally, your state may not tax the portion of this Fund's income derived from obligations issued by your state (if any). Capital gains distributed by this Fund are taxable to you. See "Distributions" and "Taxes" on pages 19-20. The higher your income tax level is, the more you will benefit from tax exempt investing.

--------------------------------------------------------------------------------

HOW DO THE FIXED-INCOME FUNDS DIFFER FROM EACH OTHER?
The chart on this page shows that the Fixed-Income Funds differ substantially in terms of the type, credit quality and average maturity of the securities in which they invest.

GENERAL PORTFOLIO POLICIES

Unless otherwise stated, each of the following policies applies to all of the Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

                            Primary                               Interest Rate
                            Investment Type      Credit Risk      Risk
--------------------------------------------------------------------------------
Janus Flexible Income Fund  Corporate Bonds      High             High
--------------------------------------------------------------------------------
Janus Intermediate          U.S. Government
  Gov't Securities Fund     Securities           Low              Moderate
--------------------------------------------------------------------------------
Janus Short-Term
  Bond Fund                 Corporate Bonds      Moderate         Low
--------------------------------------------------------------------------------
Janus Federal               Municipal
  Tax-Exempt Fund           Securities           Moderate         High
--------------------------------------------------------------------------------

CASH POSITION
When a  Fund's  portfolio  manager  believes  that  market  conditions  are  not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, a Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Funds may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds (including funds managed by Janus Capital). Janus Federal Tax-Exempt Fund may invest in such securities even though they may be federally taxable. When a Fund's investments in cash or similar investments increase, a Fund may not participate in stock or bond market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. All of the Funds qualify as diversified funds under the 1940 Act. The Funds are subject to the following diversification requirements:

o As a fundamental policy, no Fund may own more than 10% of the outstanding voting shares of any issuer.

o As a fundamental policy, with respect to 75% of the total assets of the Funds, no Fund will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause a Fund's holdings of that issuer to amount to more than 5% of that Fund's total assets.

o    No Fund will invest more than 25% of its assets in a single issuer.

INDUSTRY CONCENTRATION
As a fundamental policy, no Fund will invest more than 25% of its total assets in any particular industry. This policy does not apply to U.S. government securities and municipal obligations issued by governments or their subdivisions because the issuers of those securities are not considered a part of any industry.


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
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                                       8

PORTFOLIO TURNOVER
Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. A Fund may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Certain tax rules may restrict the Funds' ability to engage in short-term trading if a security has been held for less than three months.

ILLIQUID INVESTMENTS
Each Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital may determine that securities that cannot be sold to the U.S. public but that can be sold to institutional investors (for example, Rule 144A securities) are liquid. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and certain other securities, including privately placed commercial paper and municipal lease obligations.

BORROWING AND LENDING
Each Fund may borrow money and lend securities or other assets, as follows:

o Each Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

o Each Fund may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets.

o As a fundamental policy, each Fund may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Each Fund intends to seek permission from the SEC to borrow money from or lend money to each other and other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits. There is no assurance that such permission will be granted.

ADDITIONAL RISK FACTORS

FOREIGN SECURITIES

INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

o Currency Risk. A Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

o Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

o Regulatory Risk. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

o Market Risk. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

o    Transaction  Costs.   Transaction  costs  of  buying  and  selling  foreign
     securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

FUTURES, OPTIONS AND
OTHER DERIVATIVE INSTRUMENTS
Each Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Funds intend to use most derivative instruments primarily to hedge the value of their portfolios against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Funds may also use derivative instruments for non-hedging purposes such as seeking to increase a Fund's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Funds to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

o the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

o imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

o inability to close out certain hedged positions to avoid adverse tax consequences;

o the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

o leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

o particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

Although the Funds believe the use of derivative instruments will benefit the Funds, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgement proves incorrect.

When a Fund invests in a derivative instrument, it may be required to segregate cash and other high-grade liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES
High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies (Standard & Poor's and Moody's). Please refer to Appendix B for a description of bond rating categories. The Funds expect that holdings of lower quality securities, if any, will consist primarily of bonds rated in the highest two tiers of non-investment grade securities.

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality bonds. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
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                                       10
necessarily of lower quality than rated securities, may not have as broad a market as rated securities.

The market prices of high-yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, the Funds must recognize a computed amount of interest income and pay dividends to shareholders even though it has received no cash. In some instances, the Funds may have to sell securities to have sufficient cash to pay the dividends.

SPECIAL SITUATIONS
Each Fund (except Janus Intermediate Government Securities Fund) may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

SHAREHOLDER'S MANUAL

This section will help you become familiar with the different types of accounts you can establish with Janus. This section also explains in detail the wide array of services and features you can establish on your account. These services may be modified or discontinued without shareholder approval.


HOW TO GET IN TOUCH WITH JANUS

If you have any questions while reading our  Prospectus,  please call one of our
Investor  Service   Representatives   at  1-800-525-3713   Monday-Friday:   8:00
a.m.-10:00 p.m., and Saturday: 10:00 a.m.-7:00 p.m., New York time.


--------------------------------------------------------------------------------

MINIMUM INVESTMENTS*
To open a new account ............................  $2,500
To open a new retirement or
  UGMA/UTMA account ................................  $500
To open a new account with
  an Automatic Investment Program ..................  $500**
To add to any type of an account ...................  $100

*The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.
**There is a $100 minimum subsequent investment.

--------------------------------------------------------------------------------

TYPES OF ACCOUNT OWNERSHIP

If you are investing in the Funds for the first time, you will need to establish an account. You can establish the following types of accounts by completing the New Account Application. To request an application, call 1-800-525-3713.

o Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts have two or more owners.

o A Gift or Transfer to Minor (UGMA or UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

o Trust. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

o Business Accounts. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.


RETIREMENT ACCOUNTS

If you are eligible, you may set up your account under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income and capital gains from current income taxes. A contribution to these plans may also be tax deductible. Distributions from a retirement plan are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2.

Investors Fiduciary Trust Company serves as custodian for the retirement plans offered by the Funds. There is an annual $12 fee per account to maintain your retirement account. The maximum annual fee is $24 per taxpayer identification number. You may pay the fee by check or have it automatically deducted from your account (usually in December).

The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

o Individual Retirement Account: An IRA allows individuals under age 70 1/2 with earned income to contribute up to the lesser of $2,000 or 100% of compensation annually. Please refer to the Janus Funds IRA booklet for complete information regarding IRAs.

o Simplified Employee Pension Plan ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

o Profit Sharing or Money Purchase Pension Plan: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

o Section 403(b)(7) Plan: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
     Section 403(b)(7) Plan.


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

HOW TO OPEN YOUR JANUS ACCOUNT

Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application. Make your check payable to Janus Funds. Send all items to one of the following addresses:


REGULAR MAIL
Janus Funds
P.O. Box 173375
Denver, CO 80217-3375

EXPRESS OR CERTIFIED MAIL
Janus Funds
100 Fillmore Street
Denver, CO 80206-4923

INVESTOR SERVICE CENTERS
Janus Funds offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations:

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209

MINIMUM INVESTMENT POLICIES

ACCOUNTS ESTABLISHED
AFTER FEBRUARY 18, 1996
Any account opened after February 18, 1996, must meet minimum investment requirements described at page 12.

ACCOUNTS ESTABLISHED ON
OR BEFORE FEBRUARY 18, 1996
o The minimum investment requirement remains at $1,000 ($250 for retirement accounts and UGMA/UTMA accounts) for these accounts only.
o There is no minimum initial investment requirement for Automatic Monthly Investment Program participants that continue to make subsequent automatic investments of at least $50.
o Subsequent investments (other than automatic monthly investments) must meet the $100 minimum.

ALL ACCOUNTS
Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 annual maintenance fee (or the value of the account if less than $10) from accounts with values below the minimums described above or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that accounts will be valued and the $10 fee assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

HOW TO PURCHASE SHARES

PAYING FOR SHARES
When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:
o Cash, credit cards, third party checks and credit card checks will not be accepted.
o    All purchases must be made in U.S. dollars.
o    Checks must be drawn on U.S. banks and made payable to Janus Funds.
o If a check does not clear your bank, the Funds reserve the right to cancel the purchase.
o If the Funds are unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.
o    The Funds reserve the right to reject any specific purchase request.

If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100. You may add to your account at any time through any of the following options:

BY MAIL
Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

BY TELEPHONE
This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

BY WIRE
Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

AUTOMATIC INVESTMENT PROGRAMS
Janus offers several automatic investment plans to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

o    AUTOMATIC MONTHLY
     INVESTMENT PROGRAM
     You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

o option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.
o    Payroll  deduction
     If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

o    BY SYSTEMATIC EXCHANGE
     With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES
On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

IN WRITING
To request an exchange in writing, please follow the instructions for written requests on page 15.

BY TELEPHONE
All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Electronic Telephone Service (JETS(R)) line at 1-800-525-6125.

BY SYSTEMATIC EXCHANGE
As noted above, you may establish a Systematic Exchange for as little as a $100 subsequent purchase per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges.

If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

QUICK ADDRESS AND TELEPHONE REFERENCE

REGULAR MAIL                               EXPRESS OR CERTIFIED MAIL
Janus Funds                                Janus Funds
P.O. Box 173375                            100 Fillmore Street
Denver, CO 80217-3375                      Denver, CO 80206-4923

JANUS INVESTOR SERVICES  1-800-525-3713
To speak to a service representative

JETS(R)                  1-800-525-6125
For 24-hour access to account and
Fund information.

TDD                      1-800-525-0056
A telecommunications device for our hearing-and speech-impaired shareholders.

JANUS  QUOTELINESM       1-800-525-0024
For automated daily quotes on Fund share prices, yields and total returns.

JANUS LITERATURE LINE    1-800-525-8983
To request a prospectus, shareholder reports or marketing materials.

EXCHANGE POLICIES
o Except for Systematic Exchanges, new accounts established by exchange must meet the $2,500 minimum, or be for the total account value if less than $2,500.
o Exchanges between existing accounts must meet the $100 subsequent investment requirement.
o You may make four exchanges out of each Fund during a calendar year (exclusive of Systematic Exchanges) free of charge. The Funds reserve the right to have a $5 transaction fee automatically deducted from your account for each additional exchange.
o Exchanges between accounts will be accepted only if the registrations are identical.
o If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.
o Be sure that you read the prospectus for the Fund into which you are exchanging.
o The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in excessive trading (including market timing transactions) that are detrimental to the Funds.
o An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-tax deferred account.

HOW TO REDEEM SHARES
On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

IN WRITING
To request a redemption in writing, please follow the instructions for written requests on page 15.

BY TELEPHONE
Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to redeem up to $100,000 daily from your account by simply calling 1-800-525-3713 by 4:00 p.m. New York time.

SYSTEMATIC  WITHDRAWAL PLAN
("SWP") SWPs allow you to redeem a specific dollar amount from your account on a regular basis. For more information on SWPs or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS

o    BY CHECK
     Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

o    ELECTRONIC TRANSFER
     If you have established this option, your redemption proceeds will be electronically transferred to your predesignated bank account on the second business day after receipt of your redemption request. To establish this option, call 1-800-525-3713. There is no fee for this option.

o    BY WIRE
     If you are authorized for the wire redemption service, your redemption proceeds will be wired directly into your designated bank account on the next business day after receipt of your redemption request. There is no limitation on redemptions by wire; however, there is an $8 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-525-3713 to request the appropriate form. Wire redemptions are not available for retirement accounts.

IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUNDS MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS
To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 13 and must include the following information:

o    the name of the Fund(s)
o    the account number(s)
o    the amount of money or number of shares being redeemed
o    the name(s) on the account
o    the signature(s) of all registered account owners
o    your daytime telephone number

SIGNATURE REQUIREMENTS
BASED ON ACCOUNT TYPE
o Individual, Joint Tenants, Tenants in Common: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.
o UGMA or UTMA: Written instructions must be signed by the custodian in his/ her capacity as it appears in the account registration.
o Sole Proprietor, General Partner: Written instructions must be signed by an authorized individual in his/her capacity as it appears in the account registration.
o Corporation, Association: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.
o Trust: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.
o IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

PRICING OF FUND SHARES
All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved. A Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. NAV per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

SIGNATURE GUARANTEE

In addition to the signature requirements, a signature guarantee is also required if any of the following is applicable:

o    The  redemption  exceeds $100,000.

o    You  would  like  the  check  made   payable  to  anyone   other  than  the
     shareholder(s) of record.

o You would like the check mailed to an address which has been changed within 10 days of the redemption request.

o You would like the check mailed to an address other than the address of record.

THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

HOW TO OBTAIN A
SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A SIGNATURE GUARANTEE MAY NOT BE PROVIDED BY A NOTARY PUBLIC.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

SHAREHOLDER SERVICES
AND ACCOUNT POLICIES

JANUS ELECTRONIC TELEPHONE
SERVICE (JETS(R))
JETS, our electronic telephone service line, offers you 24-hour access by TouchTone(TM) telephone to obtain your account balance, to confirm your last transaction or dividend posted to your account, to order duplicate account or tax statements, to reorder money market fund checks or to exchange your shares. JETS can be accessed by calling 1-800-525-6125. Calls on JETS are limited to seven minutes.

TRANSACTIONS THROUGH
PROCESSING ORGANIZATIONS
You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other qualified plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. The Processing Organization may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. The Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

TAXPAYER IDENTIFICATION NUMBER
On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

SHARE CERTIFICATES
Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Funds. The Funds will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.

INVOLUNTARY REDEMPTION
The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise detrimental to the Funds.

TELEPHONE TRANSACTIONS
You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

It may be difficult to reach the Funds by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center or, in the case of exchanges, calling the JETS line.

TEMPORARY SUSPENSION OF SERVICES
The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

ADDRESS CHANGES
To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES
To change the name on an account, the shares are generally  transferred to a new
account.  In  some  cases,  legal  documentation  may  be  required.   For  more
information, call 1-800-525-3713.

STATEMENTS AND REPORTS
The Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you are enrolled in our Automatic Monthly Investment Program and invest on a monthly basis, you will receive quarterly confirmation statements unless monthly statements are requested. Fixed-Income Fund Investors will receive quarterly confirmations of dividends. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed semiannually to all shareholders. To reduce expenses, only one copy of most financial reports will be mailed to accounts with the same record address. Upon request, such reports will be mailed to all accounts in the same household. Please call 1-800-525-3713 if you would like to receive additional reports.


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

MANAGEMENT OF THE FUNDS

TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust and meet at least quarterly to review the Funds' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4923, is the investment adviser to each of the Funds and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Funds.

Janus Capital began serving as investment adviser to Janus Fund at its inception in 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

INVESTMENT PERSONNEL
Sandy R. Rufenacht is Executive Vice President and portfolio manager of Janus Intermediate Government Securities Fund and Janus Short-Term Bond Fund, each of which he has managed since January 1996. He is co-manager of Janus High-Yield Fund+ and Janus Flexible Income Fund, each of which he has co-managed since June 1996. Mr. Rufenacht joined Janus Capital in 1990 and gained experience as a trader and research analyst before assuming management of these funds. He holds a Bachelor of Arts in Business from the University of Northern Colorado.

--------------------------------------------------------------------------------

Ronald V. Speaker is Executive Vice President and co-manager of Janus Flexible Income Fund, which he has managed since December 1991. Mr. Speaker joined Janus Capital in 1986 and also co-manages Janus High-Yield Fund+, which he has managed since inception. He previously managed Janus Intermediate Government Securities Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inceptions through December 1995. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.

On January 13, 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement and interest payments totaling $37,199 and to a 90-day suspension starting on or about January 27, 1997. During that time, the Janus Flexible Income Fund will be managed by its co-manager, Sandy Rufenacht.

--------------------------------------------------------------------------------

Darrell W. Watters is Executive Vice President and portfolio manager of Janus Federal Tax-Exempt Fund, which he has managed since January 1996. Mr. Watters joined Janus Capital in 1993 as a municipal bond trader. He holds a Bachelor of Arts in Economics from Colorado State University.



--------------------------------------------------------------------------------
+Janus High-Yield Fund commenced operations on December 29, 1995, and is offered by a separate prospectus.

BREAKDOWN OF MANAGEMENT EXPENSES AND EXPENSE LIMITS
Each Fund pays Janus Capital a management fee which is accrued daily and paid monthly. The advisory agreement with each Fund spells out the management fee and other expenses that the Funds must pay. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate):

                                                    Average Daily Net       Annual Rate        Expense Limit
     Fee Schedule                                   Assets of Fund          Percentage (%)     Percentage (%)
------------------------------------------------------------------------------------------------------------------------------------
     Janus Flexible Income Fund                     First $300 Million       .65               1.00*
                                                    Over $300 Million        .55
------------------------------------------------------------------------------------------------------------------------------------
     Janus Short-Term Bond Fund                     First $300 Million       .65                .65*
                                                    Over $300 Million        .55
------------------------------------------------------------------------------------------------------------------------------------
     Janus Intermediate Government Securities Fund  First $300 Million       .50                .65*
                                                    Over $300 Million        .40
------------------------------------------------------------------------------------------------------------------------------------
     Janus Federal Tax-Exempt Fund                  First $300 Million       .60                .65*
                                                    Over $300 Million        .55
------------------------------------------------------------------------------------------------------------------------------------

*Janus Capital will waive certain fees and expenses to the extent that total expenses exceed the stated limits. Janus Capital may modify or terminate the waiver at any time upon 90 days' notice to the Trustees. You will be notified of any changes in these limits.

Differences in the actual management fees incurred by the Funds are due primarily to variances in the asset size of the Funds. As asset size increases, the annual rate of the management fee rate declines in accordance with the above schedules. In addition, each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Annual Fund Operating Expenses table on page 3 lists the management fees and total operating expenses of each Fund for the most recent fiscal year.


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds or Janus Capital's other advisory clients. See the SAI for more detailed information.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on behalf of each Fund are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. Janus Capital may also consider sales of shares of a Fund as a factor in the selection of broker-dealers. The Funds' Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Fund are effected with that broker-dealer, the commissions payable by the Fund are credited against certain Fund operating expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS

The following parties provide the Funds with administrative and other services.

DOMESTIC CUSTODIAN
Investors Fiduciary Trust Company
127 W. 10th Street
Kansas City, Missouri 64105

FOREIGN CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217

DISTRIBUTOR
Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206

Janus  Service  Corporation  and  Janus  Distributors,   Inc.  are  wholly-owned
subsidiaries  of  Janus  Capital.   Investors   Fiduciary  Trust  Company  is  a
wholly-owned subsidiary of State Street Bank and Trust Company.

OTHER INFORMATION

ORGANIZATION
The Trust is a "mutual fund" that was organized as a Massachusetts business trust on February 11, 1986. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective.

As of the date of this Prospectus, the Trust offers 18 separate series, three of which currently offer two classes of shares. Janus Flexible Income Fund and Janus Intermediate Government Securities Fund became series of the Trust on August 7, 1992. All other Funds have been series of the Trust since their inceptions. This Prospectus describes four series of the Trust; the other series are offered by separate prospectuses.

SHAREHOLDER MEETINGS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

SIZE OF FUNDS
The Funds have no present plans to limit their size. However, any Fund may discontinue sales of its shares if management believes that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by Janus Capital in substantially the same manner as the existing Fund. The Trust's shareholders of record on April 30, 1992, and the initial shareholder(s) of all Funds created after April 30, 1992, have voted to vest authority to use this investment structure in the sole discretion of the Trustees. No further approval of the shareholders of the Funds is required. You will receive at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although management of the Funds believe the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

DISTRIBUTIONS
TO AVOID TAXATION, THE INTERNAL REVENUE CODE REQUIRES EACH FUND TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED BY ITS INVESTMENTS ANNUALLY. A FUND'S INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM CAPITAL GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS.

--------------------------------------------------------------------------------

DISTRIBUTION SCHEDULE

                                           Dividends                                 Capital Gains
------------------------------------------------------------------------------------------------------------------------------------
Fixed-Income Funds*                        Declared daily and paid as of the last    Declared and paid in December
                                           business day of each month
------------------------------------------------------------------------------------------------------------------------------------

*While distributions for these Funds are paid monthly, the income dividends for these Funds are declared daily, Saturdays, Sundays and holidays included, and are generally paid as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are paid at the end of the preceding month. An investor will begin accruing income dividends the day after the purchase is effective. If shares are redeemed, the investor will receive all dividends accrued through the day of the redemption.

HOW DISTRIBUTIONS
AFFECT A FUND'S NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Janus Fund declared a dividend in the amount of $0.25 per share. If Janus Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations.

"BUYING A DIVIDEND"
If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing or calling 1-800-525-3713. The Funds offer the following options:

1.   Reinvestment  Option.  You may reinvest  your income  dividends and capital
     gains   distributions  in  additional  shares.   This  option  is  assigned
     automatically if no other choice is made.

2. Cash Option. You may receive your income dividends and capital gains distributions in cash.

3. Reinvest And Cash Option. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

4. Redirect Option. You may direct your dividends or capital gains to purchase shares of another Janus fund.

The Funds reserve the right to reinvest undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

TAXES

As with any investment, you should consider the tax consequences of investing in the Funds. The following discussion does not apply to tax-deferred retirement accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS
Janus Federal Tax-Exempt Fund anticipates that substantially all of its income dividends will be exempt from federal income tax, although it may occasionally earn income on taxable investments and dividends attributable to that income would be taxable. In addition, interest from certain private activity bonds is a preference item for purposes of the alternative minimum tax, and to the extent the Fund earns such income shareholders subject to the alternative minimum tax must include that income as a preference item. Distributions from capital gains, if any, are subject to federal tax. The Fund will advise shareholders of the percentage of dividends, if any, subject to any federal tax.

Dividends and distributions for all of the other Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year.

TAXATION OF THE FUNDS
Dividends, interest and some capital gains received by a Fund on foreign securities may be subject to tax withholding or other foreign taxes. Any foreign taxes paid by a Fund will be treated as an expense to the particular Fund or passed through to shareholders as a foreign tax credit, depending on particular facts and circumstances. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

--------------------------------------------------------------------------------

PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe a Fund's performance. You may see references to these terms in our newsletters, advertisements and in media articles. Our newsletters and advertisements may include comparisons of the Fund's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. Fixed-Income Funds generally use yield.

Cumulative total return represents the actual rate of return on an investment for a specified period. The Financial Highlights tables beginning on page 4 show total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

Average annual total return represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

Yield shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.

Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same yield for the entire year.

Tax-equivalent yield or total return (for Janus Federal Tax-Exempt Fund) shows the before-tax yield or total return that an investor would have to earn to equal the Fund's tax-free yield or total return. It is calculated by dividing a Fund's tax-free yield by the result of one minus a stated federal tax rate.

THE FUNDS IMPOSE NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN OR YIELD COMPUTATIONS. FUND PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

APPENDIX A

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

Certificates of Participation ("COPs") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/High-risk securities are securities that are rated below investment grade by the primary rating agencies (BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. Income tax regulations may require the Funds to recognize income associated with a PFIC prior to the actual receipt of any such income.

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
JANUS INCOME FUNDS COMBINED PROSPECTUS SEPTEMBER 30, 1996 AND JANUARY 13, 1997 offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique may be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

Standby commitments are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

Tender option bonds are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

When-issued, delayed delivery and forward transactions generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Strips are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

II. FUTURES, OPTIONS
AND OTHER DERIVATIVES

Forward contracts are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such


                                   FEBRUARY 18, 1996 AS SUPPLEMENTED JUNE 27 AND
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                                       22
securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies.


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JANUS INCOME FUNDS COMBINED PROSPECTUS   SEPTEMBER 30, 1996 AND JANUARY 13, 1997

APPENDIX B

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES

Bond Rating                   Explanation
--------------------------------------------------------------------------------
Investment Grade

AAA                           Highest rating;  extremely  strong capacity to pay
                              principal and interest.
AA                            High   quality;   very  strong   capacity  to  pay
                              principal and interest.
A                             Strong  capacity to pay  principal  and  interest;
                              somewhat more  susceptible to the adverse  effects
                              of changing circumstances and economic conditions.
BBB                           Adequate  capacity to pay  principal and interest;
                              normally exhibit adequate  protection  parameters,
                              but  adverse   economic   conditions  or  changing
                              circumstances  more  likely to lead to a  weakened
                              capacity to pay  principal  and interest  than for
                              higher rated bonds.
Non-Investment Grade
BB,  B,                       Predominantly  speculative  with  respect  to  the
CCC, CC, C                    issuer's  capacity to meet  required  interest and
                              principal   payments.   BB  -  lowest   degree  of
                              speculation;   C   -   the   highest   degree   of
                              speculation.      Quality      and      protective
                              characteristics  outweighed by large uncertainties
                              or major risk exposure to adverse conditions.
D                             In default.
--------------------------------------------------------------------------------
Moody's Investors Service, Inc.
Investment Grade
Aaa                           Highest  quality,  smallest  degree of  investment
                              risk.
Aa                            High  quality;   together  with  Aaa  bonds,  they
                              compose the high-grade bond group.
A                             Upper-medium  grade  obligations;  many  favorable
                              investment attributes.
Baa                           Medium-grade obligations; neither highly protected
                              nor poorly secured.  Interest and principal appear
                              adequate  for the present  but certain  protective
                              elements may be lacking or may be unreliable  over
                              any great length of time.
Non-Investment Grade
Ba                            More   uncertain,   with   speculative   elements.
                              Protection of interest and principal  payments not
                              well safeguarded during good and bad times.
B                             Lack  characteristics  of  desirable   investment;
                              potentially  low assurance of timely  interest and
                              principal   payments  or   maintenance   of  other
                              contract terms over time.
Caa                           Poor  standing,  may be in  default;  elements  of
                              danger  with  respect  to  principal  or  interest
                              payments.
Ca                            Speculative in a high degree;  could be in default
                              or have other marked shortcomings.
C                             Lowest-rated;  extremely  poor  prospects  of ever
                              attaining investment standing.
--------------------------------------------------------------------------------
Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

SECURITIES HOLDINGS BY RATING CATEGORY

During the fiscal period ended October 31, 1995, the percentage of securities holdings for Janus Flexible Income Fund by rating category based upon a weighted monthly average was:

          Bonds - S&P Rating                Janus Flexible Income Fund
          AAA                                                      17%
          AA                                                        0%
          A                                                        15%
          BBB                                                      27%
          BB                                                       13%
          B                                                        23%
          CCC                                                       1%
          CC                                                        0%
          C                                                         0%
          Preferred Stock                                           1%
          Cash and Options                                          3%
--------------------------------------------------------------------------------
          TOTAL                                                   100%
--------------------------------------------------------------------------------
No other Fund held 5% or more of its assets in bonds rated below investment grade for the fiscal period ended October 31, 1995.


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